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                       SUPPLEMENT DATED AUGUST 23, 2000 TO
               PROSPECTUS DATED NOVEMBER 1, 1999, AS SUPPLEMENTED

                             THE LEGENDS FUND, INC.
                         SCUDDER KEMPER VALUE PORTFOLIO
                        ZWEIG ASSET ALLOCATION PORTFOLIO
                       ZWEIG EQUITY (SMALL CAP) PORTFOLIO

       At a meeting of the Board of Directors of The Legends Fund, Inc. (the "Fund") held on August 21, 2000, the Board approved the termination of the existing sub-advisory agreements for the Scudder Kemper Value Portfolio, Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio of the Fund (each, a "Portfolio," and collectively, the "Portfolios"). The Board also approved new sub-advisory agreements for these Portfolios (the "New Sub-Advisory Agreements") between the Fund's investment adviser, Touchstone Advisors, Inc. and three new sub-advisers (the "New Sub-Advisers"), each to take effect on November 1, 2000, subject to approval from shareholders of each respective Portfolio.

       The following Portfolio name changes and New Sub-Advisers will be submitted to shareholders for approval:

Portfolio                             New Portfolio Name                    New Sub-Adviser
---------                             ------------------                    ---------------
Scudder Kemper Value Portfolio        Third Avenue Value Portfolio          EQSF Advisers, Inc.
Zweig Asset Allocation Portfolio      Gabelli Blue Chip Value Portfolio     GAMCO Investors, Inc.
Zweig Equity (Small Cap) Portfolio    Baron Small Cap Portfolio             BAMCO, Inc.

       With respect to the Scudder Kemper Value Portfolio, the Board approved changing the Portfolio's investment objective to eliminate a secondary objective of seeking current income, in order to permit the New Sub-Adviser more flexibility in pursuing its investment strategy. In addition, the Board approved changing the Portfolio's status as a diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), to that of a non-diversified investment company under the 1940 Act. Both changes are subject to shareholder approval.

       No other changes to the Portfolios' fundamental policies are being proposed. However, each New Sub-Adviser intends to employ a principal investment strategy that differs in certain respects from that currently being employed for the Portfolio.

       The Fund intends to hold a special meeting of shareholders on or about October 19, 2000, for the purpose of voting on the New Sub-Advisory Agreements and the two fundamental changes relating to the Scudder Kemper Value Portfolio that are described briefly above. Contractholders as of September 6, 2000 will receive a proxy statement and voting instructions card. The proxy statement will describe the New Sub-Advisers as well as the proposed changes for the Portfolios.